BRT REALTY TRUST
                               60 CUTTER MILL ROAD
                                    SUITE 303
                           GREAT NECK, NEW YORK 11021
                               ------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 21, 1997
                               ------------------

To the Shareholders of BRT Realty Trust:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of BRT Realty Trust (the "Trust") will be held at the offices of the Trust, 60 Cutter Mill Road, Great Neck, N.Y., Suite 303, at 9:00 A.M., local time, on March 21, 1997 for the following purposes:

     1. To elect two Class I Trustees to the Board of Trustees;

     2. To consider and vote upon a proposal to adopt the Trust's 1996 Stock Option Plan and to reserve 750,000 Beneficial Shares for issuance thereunder.

     3. To appoint Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending September 30, 1997; and

     4. To act on such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on January 20, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Trust will not be closed.

                              By order of the Board of Trustees


                              Simeon Brinberg, Secretary


January 27, 1997

     All Shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Your vote is important and it will not be counted unless you return the proxy or attend the Annual Meeting. If you attend the Annual Meeting, you may withdraw the proxy and vote your own shares.

A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.


             SHAREHOLDERS ARE URGED TO DATE, SIGN AND
                  RETURN THEIR PROXIES PROMPTLY

                                BRT REALTY TRUST
                               60 CUTTER MILL ROAD
                                    SUITE 303
                           GREAT NECK, NEW YORK 11021
                                  (516)466-3100
                                 ---------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 ---------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of BRT Realty Trust (the"Trust") of proxies in the enclosed form for the Annual Meeting of Shareholders ("Annual Meeting") to be held at the offices of the Trust, 60 Cutter Mill Road, Suite 303, Great Neck, New York, at 9:00 A.M., local time on March 21, 1997, and for any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Any shareholder giving a proxy has the power to revoke the proxy at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Trust. Proxies may also be revoked by attending the Annual Meeting and voting in person or submitting a proxy bearing a later date.

     The principal executive offices of the Trust are located at 60 Cutter Mill Road, Suite 303, Great Neck, New York, 11021. The approximate date on which this Proxy Statement and the form of proxy included herewith are being first sent to shareholders is January 27, 1997.

                               VOTING SECURITIES

     Only holders of shares of beneficial interest, par value $3.00 per share ("Beneficial Shares") of record as at the close of business on January 20, 1997, are entitled to vote at the meeting. On the record date there were issued and outstanding 8,601,272 Beneficial Shares (excluding treasury shares and shares which have been reserved for issuance in connection with a previous acquisi tion). Each outstanding Beneficial Share is entitled to one vote. The holders of a majority of the outstanding Beneficial Shares will constitute a quorum.

     If the enclosed form of proxy is properly executed and returned, the Beneficial Shares represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such Beneficial Shares will be voted (i) for the election, as Class I Trustees, of the nominees set forth under the caption "Election of Trustees", (ii) in favor of adopting the Trust's 1996 Stock Option Plan (the "1996 Plan") and reserving 750,000 Beneficial Shares for issuance thereunder, and (iii) for approval of the appointment of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending September 30, 1997. Approval of each of the above items requires the affirmative vote of the holders of a majority of the Beneficial Shares, present in person or by proxy. If a shareholder, present in person or by proxy, abstains on any matter, the shareholder's shares will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter, event though the shareholder may interpret such action differently.

     The cost of soliciting proxies in the accompanying form has been, or will be, paid by the Trust. In addition to the solicita tion of proxies by use of the mails, certain officers and employees (who will receive no additional compensation therefor) may be used to solicit proxies personally and by telephone and telegraph. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Trust will reimburse such persons for their expenses in so doing.

                 BENEFICIAL OWNERSHIP BY TRUSTEES AND OFFICERS

     Set forth below is information concerning stock ownership of all persons known by the Trust to own beneficially 5% or more of the Beneficial Shares, all Trustees and nominees for Trustee and all Trustees and officers of the Trust as a group, based upon the number of outstanding Beneficial Shares as of January 20, 1997.

                                   AMOUNT OF
NAME OF BENEFICIAL                 BENEFICIAL          PERCENT
    OWNER (1)                     OWNERSHIP (2)        OF CLASS
    ---------                     -------------        --------

Patrick J. Callan                     40,000               *
55 East 52nd Street
New York, NY 10055


Fredric H. Gould (3)(4)(5)         2,111,483              24.10%

Jeffrey A. Gould (3)(6)              193,881               2.25%

Arthur Hurand
G-4300 W. Pierson Road
Flint, MI  48504                      10,000               *

Gary Hurand (7)
G-4300 W. Pierson Road
Flint, MI  48504                     207,312               2.41%

Nathan Kupin (3)                      20,512               *

Herbert C. Lust, II
54 Porchuck Road
Greenwich, CT 06830                   70,000               *

Marshall Rose (8)
667 Madison Avenue
New York, NY 10021                 1,949,214               22.63%

All Trustees and Officers
as a group
(16 in number)(9)                  3,303,543  (10)        38.35%

*Less than 1%

-----------------

(1) Each individual listed, other than Jeffrey A. Gould, is a Trustee. Jeffrey A. Gould is a nominee to the Board of Trustees.

(2) Securities are listed as beneficially owned by a person who directly or indirectly holds or shares the power to vote or to dispose of the securities, whether or not the person has an economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or otherwise.

(3)      Address is 60 Cutter Mill Road, Great Neck, NY  11021.

(4) Includes 279,463 Beneficial Shares owned by the pension and profit sharing trusts of BRT Realty Trust and REIT Management Corp. of which Fredric H. Gould and two non-Trustee officers are trustees, as to which Beneficial Shares Mr. Gould has shared voting and investment power.

(5) Includes 34,762 Beneficial Shares held by Mr. Gould as joint custodian for the children of his brother, 4,790 Beneficial Shares owned by Georgetown Group, Inc., of which Mr. Gould is a Vice President and 60,444 Beneficial Shares owned by two entities in which Mr. Gould is a general partner or principal. Also includes 30,048 Beneficial Shares owned by One Liberty Properties, Inc. ("OLP"), of which Mr. Gould is an officer and director and in which Gould Investors L.P. ("GLP") (an entity in which Mr. Gould is a general partner and a principal executive officer of the managing general partner) is a controlling shareholder, and 1,512,241 Beneficial Shares owned by GLP. Does not include 25,015 Beneficial Shares owned by Mrs. Fredric H. Gould, as to which Beneficial Shares Mr. Gould disclaims beneficial interest and Mrs. Gould has sole voting and investment power.

(6) Includes 15,235 Beneficial Shares owned by Mr. Gould as custodian for his minor children and 2,531 Beneficial Shares which underlie unexercised stock options. Does not include 6,000 Beneficial Shares owned by Mrs. Jeffrey A. Gould as to which Beneficial Shares Mr. Gould disclaims beneficial interest and Mrs. Gould has sole voting and investment power.

(7) Includes 47,243 Beneficial Shares owned by a partnership, in which entity Mr. Hurand is a partner, and 117,288 Beneficial Shares owned by a corporation in which Mr. Hurand is an officer and shareholder.

(8) Includes 4,790 Beneficial Shares owned by Georgetown Group, Inc. in which Mr. Rose is an officer, 76,983 Beneficial Shares owned by the pension and profit sharing trusts of Georgetown Group, Inc. of which Mr. Rose is trustee, 60,444 Beneficial Shares owned by two entities in which Mr. Rose is a general partner or principal shareholder, 8,644 Beneficial Shares owned by Jill and Marshall Rose Foundation of which Mr. Rose is a trustee, 61,302 Beneficial Shares owned by Mr. Rose for the benefit of others, 30,048 Beneficial Shares owned by OLP, of which Mr. Rose is an officer and director and in which GLP (an entity in which Mr. Rose is a general partner and a principal executive officer of the managing general partner) is a controlling shareholder, 1,512,241 owned by GLP, 23,447 Beneficial Shares owned by Mr. Rose as trustee for his children and 1,600 Beneficial Shares held by Mr. Rose as executor of his wife's estate.

(9)      This total is qualified by notes (4) through (8).

(10) Includes an aggregate of 13,250 Beneficial Shares which underlie unexercised options.


                               ELECTION OF TRUSTEES

     Pursuant to the Declaration of Trust, the Board of Trustees is divided into three classes each of which is elected for a term of three years. The Declaration of Trust provides for the number of Trustees to be between five and fifteen, the exact number to be determined by resolution adopted by a majority of the entire Board of Trustees. The Board of Trustees has fixed the number of Trustees at eight (8).

     At the meeting, two Class I Trustees will be elected by shareholders. Six other individuals serve as Trustees but are not standing for reelection because their terms as Trustees extend past the Annual Meeting. The accompanying form of proxy will be voted for the election as Class I Trustees of Patrick J. Callan and Jeffrey A. Gould unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will become unable or unwilling to serve. However, in the event that either nominee should become unable or unwilling to serve as a Trustee, unless a shareholder WITHHOLDS AUTHORITY the proxy will be voted for the election of such person or persons as shall be designated by the Board of Trustees.

     During the last full fiscal year, the Board of Trustees held three regularly scheduled meetings. Each of Herbert C. Lust, II, Nathan Kupin and

Gary Hurand missed one meeting. The other Trustees attended 100% of the meetings held.

     The Board of Trustees has appointed an Audit and Compensation Committee consisting of Gary Hurand, Herbert C. Lust, II and Patrick J. Callan. The Audit and Compensation Committee consists entirely of independent outside trustees. The functions of the Audit and Compensation Committee include reviewing the scope and results of the annual audit, reviewing the adequacy of accounting and financial controls, and recommending independent auditors to the Board of Trustees. The Audit and Compensation Committee is also responsible for setting and administering the policies which govern both annual compensation of executive officers and the Trust's Stock Option Plans. The Audit and Compensation Committee held one meeting in the 1996 fiscal year.

     The Trust has no Nominating Committee or any committee performing similar functions.

     Each Class I nominee, if elected will serve until the annual meeting to be held in the year 2000 and until his successor is elected and qualifies. Each other Trustee will serve until the annual meeting to be held in the year set forth opposite his name and until his successor is elected and qualifies.

     The Board of Trustees of the Trust recommends a vote "FOR" the election of the two nominees. Proxies solicited by the Board of Trustees will be so voted unless shareholders specify in their proxies a contrary choice.

     The following table sets forth certain information concerning the Trustees, including the two nominees:


                                   PRINCIPAL
                           TERM    OCCUPATION             TRUSTEE
NAME                AGE  EXPIRING     (1)                  SINCE
----                ---  --------  ----------             ------

CLASS I
Patrick J. Callan
(2)(3)(4)           60   2000      Principal of             1984


                                   The RREEF Funds,
                                   pension fund real
                                   estate investments;
                                   Director of The
                                   East New York Savings
                                   Bank; Director of
                                   First Empire State
                                   Corporation.

Jeffrey A. Gould
(4)                 32   2000      President of the           --
                                   Trust since March
                                   1996; Executive Vice
                                   President and Chief
                                   Operating officer of
                                   the Trust from March
                                   1995 to March 1996;
                                   Vice President of the
                                   Trust for more than
                                   three years prior
                                   thereto.

CLASS II
Arthur Hurand
(2)                 80   1998      Private Investor;        1989
                                   Director of One Liberty
                                   Properties, Inc.


Herbert C. Lust, II 70   1998      Private Investor;        1981
(2)(3)                             Director of Prime
                                   Hospitality, Inc.


Marshall Rose       60   1998      Chairman of the Board    1986
(2)                                of Georgetown Partners,
                                   Inc.; General Partner
                                   of Gould Investors L.P.;
                                   Vice Chairman of Board
                                   of One Liberty Properties,
                                   Inc.; Chairman of the
                                   Board of REIT Management
                                   Corp.; President of
                                   Georgetown Equities, Inc.;
                                   Director of Estee Lauder,
                                   Inc.; Director of Golden-
                                   books Family Entertainment,
                                   Inc.


CLASS III

Fredric H. Gould    61   1999      Chairman of the Board      1983
(2)                                of Trustees and Chief
                                   Executive Officer of
                                   the Trust; Vice Chair-
                                   man of the Board of
                                   Georgetown Partners, Inc.;
                                   General Partner of Gould
                                   Investors L.P.; Chairman
                                   of Board of One Liberty
                                   Properties, Inc.;
                                   President of REIT Manage-
                                   ment Corp.; Director of
                                   BFS Bankorp, Inc.;
                                   Director of Sunstone
                                   Hotel Investors, Inc.

Nathan Kupin        82   1999      Senior Vice President         1983
                                   of the Trust; Director
                                   of REIT Management Corp.;
                                   Senior Vice President of
                                   One Liberty Properties, Inc.

Gary Hurand         50   1999      President of Dawn Donut       1990
(3)                                Systems, Inc.; Director
                                   of Republic Bancorp.

-----------------

(1) Each Trustee has been engaged in the principal occupation indicated for at least the past five years, except as noted.

(2)  Member of the Executive Committee.

(3)  Member of the Audit and Compensation Committee.

(4)  If elected at the meeting.

     Fredric H. Gould is Jeffrey A. Gould's father and Arthur Hurand is the father of Gary Hurand.



                       TRUSTEE'S FEES AND OTHER COMPENSATION


     Each  unaffiliated  Trustee  was paid an annual  retainer  of  $10,000  for services  as a  Trustee  in the 1996  fiscal  year.  In  addition,  unaffiliated
Trustees were paid $500 per meeting for each Trustee's meeting and each committee meeting attended. With respect to fees (charged to operations) paid and accrued during the fiscal year for REIT Management Corp. (the "Advisor") under the Advisory Agreement, see "Interest of Management in Certain Transactions."


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires executive officers and directors, and persons who beneficially own more than 10% of the Trust's shares, to file Initial Reports of Ownership and Reports of Changes in Ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Executive officers, Trustees and greater than 10% beneficial owners are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file. The Trust prepares and files the requisite forms on behalf of its executive officers and Trustees. Based on a review of information supplied to the Trust by the executive officers and

Trustees, the Trust believes that all Section 16(a) filing requirements applicable to its executive officers, Trustees and greater than 10% beneficial owners were complied with. Messrs. Fredric H. Gould and Marshall Rose filed Form 5's at the close of the fiscal year to reflect a decreased ownership of limited partnership units of Gould Investors L.P., therefore a reduction in their proportionate ownership of Beneficial Shares owned by Gould Investors L.P. In addition, Mr. Gould filed an amendment to his Form 5 to reflect a transfer for no consideration of shares to him by his spouse.


                            EXECUTIVE COMPENSATION


REPORT OF THE AUDIT AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Audit and Compensation Committee of BRT is composed of three independent non-employee Trustees. The Committee is responsible for advising management and the Board of Trustees on matters pertaining to compensation arrangements for executive employees, as well as administration of the Trust's stock option plans and bonus plan.


COMPENSATION OVERVIEW

     It is the view of the Audit and Compensation Committee that the annual compensation of executive officers is composed of two key elements: (i) an Annual Component made up of base salary and annual bonus; and (ii) a longer term component, i.e. stock options.

ANNUAL COMPONENT; BASE SALARY AND BONUS

     Base salaries are intended to be competitive with those paid to senior executives at other real estate investment trusts and are determined in a fashion that takes into account an individual's performance and contributions to the Trust and the Trust's operating performance. The determination by the Committee of base compensation is subjective in nature and is not based on any structured formula. In determining compensation for the 1996 fiscal year the Committee took into account managerial competence which the executive officers demonstrated in managing the business of the Trust; among other things the Committee gave consideration to the significant decrease in the Trust's outstanding bank debt and the increased activities of the officers in managing (and supervising the management of) the Trusts' real estate portfolio, which activities included refurbishing, renovation, and leasing of real estate owned, sales activities and obtaining mortgage financing, and refinancing mortgages secured by real estate owned.

     The concept of the annual bonus is to link a portion of the compensation of executives to the performance of the Trust. Under the Trust's existing bonus plan the Trust must produce a minimum return to shareholders before any bonuses are awarded. Under the plan a bonus pool is to be established in each fiscal year in an amount equal to 15% of the amount by which the net income of the Trust in any fiscal year exceeds stockholders' equity multiplied by the average prime rate of interest plus 1%. Accordingly, the Trust must have a degree of success before bonuses are paid to executive officers. However, the Committee deems it advisable to recognize significant individual contributions by key employees in any particular fiscal year even if, pursuant to the bonus plan, there are not sufficient earnings to establish, under the terms of the plan, a bonus pool. Accordingly, under the existing bonus plan up to $50,000 may be used to pay bonuses to officers and employees (other than the Chief Executive Officer) if an individual made a significant contribution to the Trust during the year.

LONG TERM COMPENSATION - STOCK OPTIONS

     Stock options may be granted periodically to provide incentive for the creation of shareholder value over the long term, since the full benefit of the compensation provided for under stock options cannot be realized unless there is an appreciation in the price of the Trust's shares over a specified number of years. Under the existing stock option plans options are granted at an exercise price equal to the fair market value of the stock of the Trust on the date of grant and are exercisable over a number of years (generally five years), in increments ranging between 20% and 25% per year on a cumulative basis. Stock options are the only form of long term incentive currently used by the Trust.

     At the present time there are options outstanding which have been granted to executive officers and other key personnel of the Trust which have exercise prices of $4.375 and $6 per share. With respect to the executive officers of the Trust, Jeffrey A. Gould was granted 10,125 options exercisable at $4.375 per share under the Trust's 1988 stock option plan and 10,000 options exercisable at $6.00 per share under the Trust's 1996 stock option plan. The options granted under the 1988 plan expire in December 2000 and are currently exercisable to the extent of 2,531 Beneficial Shares. The options granted under the 1996 plan expire in December 2001 and none are currently exercisable.

CEO COMPENSATION

     Fredric H. Gould, Chairman of the Board of Trustees and Chief Executive Officer of the Trust does not receive any direct remuneration from the Trust, but is compensated by REIT Management Corp. the Trust's advisor (see "Interest of Management in Certain Transactions").

Respectfully submitted,


Patrick J. Callan
Gary Hurand
Herbert C. Lust, II

ANNUAL COMPENSATION

     The following Summary Compensation Table includes information with respect to compensation paid and accrued by the Trust for services rendered in all capacities to the Trust during the fiscal years ended September 30, 1994, 1995 and 1996, for the Chief Executive Officer of the Trust and the other executive officers of the Trust whose annual compensation from the Trust exceeded $100,000 for the fiscal year ended September 30, 1996:


                                            Summary Compensation Table

                                    Annual Compensation(2)              Long Term Compensation
                                                     Other                Awards          Payouts
                                                     Annual       Restricted
Name and Principal                  Salary   Bonus   Compen-        Stock       Options/   LTIP           All Other
       Position           Year(1)     $        $     sation (3)   Awards($)      SARs(#)  Payout($)   Compensation (4)
----------------------   --------   ------- ------- ------------- ---------     --------  --------    ----------------

Fredric H. Gould
  Chairman of the
  Board and Chief         1996            0     0         0          0            0         0                 0
  Executive Officer (5)   1995            0     0         0          0            0         0                 0

Jeffrey A. Gould
  President and           1996     $210,000     0         0          0            0         0           $22,500
  Executive Vice          1995     $190,000     0         0          0            0         0           $22,500
  President               1994     $137,000     0         0          0            0         0           $20,550

David W. Kalish
  Vice President,         1996            0     0   $98,400          0            0         0            $7,500
  Chief Financial         1995            0     0  $115,200          0            0         0           $10,100
  Officer (6)             1994            0     0  $121,000          0            0         0           $14,000

Simeon Brinberg
  Senior Vice President   1996            0     0  $150,900          0            0         0           $10,800
  and Secretary           1995            0     0  $110,500          0            0         0            $9,800
  (6)                     1994            0     0    96,800          0            0         0            $8,500

-----------------

(1)      Fiscal years ending September 30.
(2) The Trust does not have any profit sharing plan, but it does have Stock Option Plans, a Pension Plan and a Bonus Plan. See "Stock Option Plans" and "Pension Plan," below.
(3) Amounts represent payment of fees. The only other type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.
(4) Represents annual contributions under the Trust's Pension Plan for Mr. Gould. With respect to Messrs. Kalish and Brinberg, represents the amounts reimbursed by the Trust to Gould Investors L.P. for the allocated portion of the pension expense paid by Gould Investors L.P. for Messrs. Kalish and Brinberg.
(5) Fredric H.Gould has served as Chairman of the Board and Chief Executive Officer since March, 1995. Mr. Gould does not receive any compensation directly from the Trust. Reference is made to the caption "Interest of Management in Certain Transactions" for a discussion of fees paid to REIT Management Corp., the Trust's Advisor. Mr. Gould is the President and sole shareholder of REIT Management Corp.
(6) Messrs. Kalish and Brinberg do not receive compensation directly from the Trust; they receive compensation and fees directly from Gould Investors L.P. and related entities. The amounts set forth, represent the portion reimbursed by the Trust for accounting and legal services rendered by Messrs. Kalish and Brinberg, respectively, to the Trust.

PENSION PLAN

     The Trust has a non-contributory defined contribution pension plan covering employees. The Pension Plan is administered by Fredric H. Gould, Simeon Brinberg and David W. Kalish. Annual contributions of the Trust are based on 15% of an employee's annual earnings, not to exceed $22,500 per employee. Partial vesting starts one year after employment, increasing annually until full vesting is achieved at the completion of five years of employment. The method of payment of benefits to participants upon retirement is determined by the participant, who may elect a lump sum payment or the purchase of an annuity, the amount of which is determined primarily by the amount of contributions. In fiscal 1996, $22,500 was contributed for the benefit of Jeffrey A. Gould. The aggregate amount accrued to date for Mr. Gould is approximately $234,000. The estimated credited years of service for Mr. Gould is 10.

STOCK OPTION PLANS

     On August 19, 1988 the Board of Trustees adopted a Stock Option Plan (the "1988 Plan"). The 1988 Plan was approved by the shareholders of the Trust of March 2, 1989. The 1988 Plan provides for the issuance of up to 500,000 Beneficial Shares to officers, trustees and employees of the Trust. The options granted may be either incentive stock options or options which do not qualify as incentive stock options. The exercise price of any option granted under the 1988 Plan must be not less than 100% of the fair market value of the Beneficial Shares on the date of grant. The 1988 Plan does not provide for the issuance of stock appreciation rights. At September 30, 1996 no shares remain available for grant, options to purchase 53,000 shares are outstanding and options to purchase 13,250 shares are exercisable.

OPTION GRANTS

     The following table sets forth information concerning the grant of stock options in fiscal 1996 to the named executive officers:

                              Individual Grants(1)

                                                                                   Potential Realizable
                                 % of Total                                          Value at Assumed
                                   Options                                         Annual Rates of Stock
                                   Granted      Exercise                          Price Appreciation For
                      Options   to Employees   Base Price                             Option Term (2)
Name                  Granted  in Fiscal Year    ($/sh)     Expiration Date           5%           10%
----                  -------  --------------  ----------    --------------        ----------   -----------

Jeffrey A. Gould      10,125        19%         $4.375          12/8/00            $12,238       $27,044
David W. Kalish       10,125        19%         $4.375          12/8/00            $12,238       $27,044
---------------------

(1)               Options were granted on December 8, 1995.

(2) These amounts, based on assumed appreciation rates of 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Trust's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting. The Trust did not use an alternative formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Trust's stock price.

 OPTION EXERCISES

         The following table sets forth the information concerning the exercise of stock options in fiscal 1996 by the named executive officers:


                      Aggregated Option Exercises in 1996
                 Fiscal Year and Fiscal Year End Option Values

                                                                     Number of        Value of Unexercised
                                                                    Unexercised      in-the-Money Options
                                                                 Options at Fiscal      Fiscal Year End (2)
                                                                     Year End
                           Shares Acquired          Value          Exercisable/            Exercisable/
Name                          on Exercise          Realized (1)    Unexercisable          Unexercisable
----                       ----------------        ------------    -------------          -------------

Fredric H. Gould              70,000               $70,000              None                  $0/$0
Jeffrey A. Gould              40,000               $40,000         2,531/7,594            $4,113/$12,340
David W. Kalish                5,000                $5,000         2,531/7,594            $4,113/$12,340
Simeon Brinberg                7,500                $7,500              None                  $0/$0

-------------------------

(1) Market value of the underlying shares based on the closing prices of the Trust's Beneficial Shares on the date of exercise less then exercise price.

(2) Represents the difference between $6.00,the market price of the Trust's Beneficial Shares at fiscal year end, and the exercise price.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

         The following graph compares the performance of the Trust's Beneficial Shares with the Standard & Poor's 500 Stock Index and a peer group index consisting of publicly traded mortgage REIT'S prepared by the National Association of Real Estate Investment Trusts. The graph assumes $100 invested on September 30, 1991 in the Trust's Beneficial Shares, the S & P 500 Index and the peer group index and assumes the reinvestment of dividends. The comparisons in this table are not intended to forecast or be indicative of any future performance of the Trust's Beneficial Shares.

                         INSERT - PERFORMANCE GRAPH
















                             9/92     9/93     9/94     9/95    9/96
                             ----     ----     ----     ----    ----
BRT Realty Trust    100      86       150      159      150     218
All Mortgage REITs  100      100      114      101      129     181
S&P 500 Index       100      111      125      130      169     203













                INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS



         The Trust and REIT Management Corp. ("REIT" or "Advisor") are parties to an Advisory Agreement pursuant to which REIT furnishes administrative services with respect to the Trust's assets and, subject to the supervision of the Trustees, advises the Trust with respect to its investments. The Trust believes that the Advisory Agreement is on terms as favorable to the Trust as would be available from an unaffiliated party. The term of the Advisory Agreement has been renewed by the Board of Trustees to December 31, 2000. Fredric H. Gould and two officers of the Trust are directors of REIT and Messrs. Fredric H. Gould and Marshall Rose are officers of REIT. All of the outstanding shares of REIT are owned by Fredric H. Gould.

         For services performed by REIT under the Advisory Agreement, REIT receives an annual fee of 1/2 of 1% of the Invested Assets of the Trust other than mortgages receivable, subordinated land leases and investments in unconsolidated ventures, with a 1% fee payable on mortgages receivable, subordinated land leases and investments in unconsolidated ventures. The term "Invested Assets" is defined in the Advisory Agreement as the aggregate of all assets of the Trust as shown on the balance sheet of the Trust without deduction for (i) mortgages and other security interests to which the assets are subject,
(ii) depreciation, and (iii) amortization, but excluding (a) cash and cash items, (b) amounts due from managing agents, (c) rents and other receivables (not including mortgages receivable or other receivables arising from the sale of invested assets), (d) rent security, (e) prepaid expenses and deferred charges, and (f) obligations of municipal, state and federal governments and governmental agencies, other than securities of the Federal Housing Authority, the Veterans Administration and the Federal National Mortgage Association and securities issued by governmental agencies that are backed by a pool of mortgages.

         The fee to REIT is based on net assets and computations of the fee includes non-accruing mortgage receivables to the extent they exceed allowances for loan losses. The fee under the Advisory Agreement is computed and payable quarterly, subject to adjustment at year end based on the Trust's audited financial statements. During the fiscal year ended September 30, 1996 REIT earned $615,000 from the Trust under the Advisory Agreement, compared to $777,000 in fiscal 1995.

         Under the Advisory Agreement, the Trust bears all expenses including interest, discount and other costs for borrowed money; taxes on income or property and license fees (including franchise taxes); rental paid for office space used by the Trust; audit fees and expenses; legal fees; expenses of litigation involving the Trust; charges of custodians, transfer agents, registrars, warrant agents, dividend disbursing agent, brokers, underwriters and banks; expenses relating to meetings of trustees and shareholders; expenses connected with the acquisition, disposition or ownership of investment assets, including but not limited to, travel expenses, costs of appraisal, leasing, maintenance, repair, improvement and foreclosure of property and origination and mortgage servicing fees and real estate brokerage commissions; fees for the management of real estate owned by the Trust; fees and expenses payable to trustees, officers and employees (other than fees payable to Trustees, officers and employees who are directors, officers and employees of REIT, whose compensation is payable solely by REIT), independent contractors, consultants, managers, or agents; the expenses of revising, amending, modifying or terminating the Trust; and indemnification required to be made by the Trust under the Declaration of Trust.

         The Advisory Agreement provides that directors, officers, and employees of REIT may serve as trustees, officers and employees of the Trust, but such persons may not receive cash compensation from the Trust for services rendered in the latter capacities.


         The Advisory Agreement is not assignable by REIT without the written consent of the Trust. The Advisory Agreement is not assignable by the Trust without the written consent of REIT, except to a successor to the business and assets of the Trust. The Advisory Agreement has been renewed for a term ending December 31, 2000 and may be renewed on an annual basis by the Board of Trustees, for a maximum five year period. Notwithstanding such renewal of the Advisory Agreement by the Board of Trustees, the shareholders have the right to rescind the renewal of the Advisory Agreement authorized at the preceding Board of Trustees Meeting, if at a special meeting of shareholders called by at least twenty percent of the outstanding Beneficial Shares specifically for such purpose a majority of the outstanding Beneficial Shares entitled to vote thereon shall determine that the Advisory Agreement shall not be renewed. In the event the Advisory Agreement is not renewed in any year by the Board of Trustees or such renewal is rescinded by a majority of the outstanding Beneficial Shares entitled to vote thereon at a special meeting called for such purpose, the Advisory Agreement will have a balance of four years remaining in the existing term.

         The Trust engages entities affiliated with REIT to manage properties acquired by the Trust in foreclosure or deed in lieu of foreclosure. The management services include, among other things, rent billing and collection, leasing (including document preparation), maintenance, construction supervision, compliance with regulatory statutes and rules (i.e. New York City rent control and rent stabilization rules), property dispositions and mortgage financing. In fiscal 1996 the Trust paid $755,000 to these entities for management and construction supervision fees, leasing and selling fees and fees for arranging mortgage financing, compared to $1,016,000 paid to these entities in fiscal 1995.

         During the year ended September 30, 1996 Fredric H. Gould and Marshall Rose, Chairman and Chief Executive Officer, and a trustee, respectively, were officers and directors of the managing corporate general partner of Gould Investors L.P. ("GLP"), a public master limited partnership, and individual general partners of GLP. The Trust, GLP and other related entities occupy common office space, and share office services, equipment and personnel. In fiscal

1996, $1,161,000 of common general and administrative expenses were allocated to the Trust, including the amounts reimbursed to GLP for legal and accounting services provided by Messrs. Kalish and Brinberg (See "Summary and Compensation Table"), compared to $1,338,000 in fiscal 1995.

         During the year ended September 30, 1996 a law firm in which Simeon Brinberg, an officer of the Trust, is a Partner, received an aggregate of approximately $21,000 directly from borrowers of the Trust, for services rendered in transactions involving such borrowers and the Trust.

                       ADOPTION OF 1996 STOCK OPTION PLAN


         The Board of Trustees has adopted the 1996 Stock Option Plan ("1996"). The 1996 Plan, as adopted, is set forth as Exhibit A to this Proxy Statement.
The following description of the 1996 Plan is qualified in its entirety by reference to the 1996 Plan set forth in Exhibit A. The Board is seeking shareholder approval of the 1996 Plan in order that the options granted thereunder may qualify as Incentive Stock Options under the Internal Revenue Code of 1986 (the "Code"). If shareholder approval is not obtained the options granted and to be granted will be treated as non-statutory options.

         The Board of Trustees recommends the reservation of 750,000 Beneficial Shares of the Trust as the maximum number of shares which may be optioned and sold under the 1996 Plan. The closing price of the Trust's Beneficial Shares on the New York Stock Exchange on January 20, 1997 was $7.50.

         The Board of Trustees believes that stock option plans benefit the Trust by attracting, retaining and motivating key employees, officers, trustees and consultants to the Trust. The Board of Trustees also believes that the best interests of the Trust and its shareholders require that the Trust continue to be in a position to offer options to key personnel. There are presently no options available for grant under the 1988 Plan.

         The purpose of the 1996 Plan is to promote the interests of the Trust and its shareholders by helping the Trust motivate key employees, officers, Trustees and consultants and advisors to the Trust.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1996 PLAN AND THE RESERVATION OF 750,000 BENEFICIAL SHARES FOR ISSUANCE THEREUNDER.

SUMMARY OF THE 1996 PLAN

         Administration. The Audit and Compensation Committee of the Board of Trustees is responsible for administering the 1996 Plan.
The Committee will have full authority, subject to the terms of the

1996 Plan, to make all determinations under the 1996 Plan, but the selection of optionees, the timing of option grants, the exercise price and the number of shares subject to option shall be determined either by the Board of Trustees or by a Committee consisting solely to two or more "non-employee trustees". The members of the committee may receive options under the 1996 Plan, but options may be granted to such persons only by action of the full Board of Trustees.

         Incentive and Nonstatutory Stock Options. The Board of Trustees may grant Incentive Stock Options under the 1996 Plan and options which do not qualify as Incentive Stock Options ("nonstatutory stock options").

         Eligibility. Employees, officers and Trustees of, and consultants and advisors to the Trust, will be eligible to receive incentive stock options and nonstatutory stock options under the 1996 Plan. However, consultants and advisors who are not employees of the Trust will only be eligible to receive nonstatutory stock options.

         Stock Subject to 1996 Plan. The number of Beneficial Shares which may be subject to options granted under the 1996 Plan is 750,000. As of January 20, 1997 options to purchase 82,500 Beneficial Shares have been granted under the 1996 Plan all exercisable at $6.00 per share, the closing price of the Beneficial Shares on December 6, 1996, the date the options were granted. Shares subject to options which are no longer exercisable will be available for issuance pursuant to other options.

         Exercise Price. The 1996 Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value of the Beneficial Shares on the day the option is granted. The exercise price for each nonstatutory stock option granted under the 1996 Plan will be the price established by the Board of Trustees or committee, as appropriate, but not less than the per share par value. The exercise price of an option is to be paid in cash or by any other means which the Committee determines are consistent with the purposes of the Plan and applicable laws and regulations.

         Transferability. Incentive Stock Options are not assignable or transferable other than by will and the laws of descent and distribution. All non-statutory options granted under the 1996 Plan may be assigned or otherwise transferred (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to the spouse, children, grandchildren or parents of the optionee ("Qualifying Relatives") or any trust created for the benefit of the optionee or any Qualifying Relative, or (iv) to any partnership or limited liability company in which an optionee or a Qualifying Relative is a partner or member.

         Exercise.  Generally, except as otherwise specified by the

Board of Trustees or Committee, the duration of each option will be five years from the date of grant. Generally options will not be exercisable for six months following the date of grant. After six months, the optionee may exercise the option for up to 25% of the shares subject to the option; each year thereafter, the optionee may exercise the option for up to an additional 25% of the shares subject to the option on a cumulative basis. In no event will any option be exercisable later than ten years from the date of grant of the option.

         Effect of Termination of Services. If an optionee's employment or provision of services as a non-employee trustee is terminated because of the optionee's death, options held by the optionee may be exercised by the person designated in the option ees' will or the optionee's proper legal representative for a period of one year following the optionee's death. Generally speaking, if an optionee's employment or provision of services as a non-employee trustee, as the case may be, is terminated for a reason other than death, options held by the optionee may be exercised for a period of three months following the termination. If the termination is by the Trust for cause, or a breach of any employment or confidentiality agreement, any options held by the optionee will terminate immediately. In each case options may be exercised only to the extent exercisable on the date of termination of employment or provision of services as a non-employee trustee, and in no event is an option exercisable after the termination date specified in the option grant.

         Stock  Dividends  and Stock Splits.  The number,  kind and price of the shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification or other similar change in the outstanding securities of the Trust. If the Trust shall be the surviving entity in a merger each outstanding option shall pertain to the securities to which a holder of the number of shares subject to the Option would have been entitled to in the merger. The number of Beneficial Shares reserved for issuance pursuant to options granted under the 1996 Plan will be adjusted by the Board of Trustees for any such changes.

         Change of Control. In the event of a "trigger event", options granted under the 1996 Plan will be fully exercisable for sixty days following the date of the trigger event. A trigger event is (i) the date Beneficial Shares are first purchased pursuant to a tender or exchange offer, (ii) the date the Trust acquires knowledge that any person or group has become the beneficial owner of shares of the Trust entitling the person or group to vote 30% or more of the voting stock of the Trust, (iii) the date during any period of two consecutive years when individuals who at the beginning of such period constitute the Board of Trustees cease for any reason to constitute at least a majority unless the election of each new trustee was approved by a vote of at least two thirds of trustees then in office who were trustees at the beginning of such period, (iv) the date of approval of a merger where the shareholders of the Trust immediately prior to the merger do not beneficially own immediately after the merger 80% or more of the voting stock of the entity surviving the merger; or (v) sale or disposition of all or substantially all the assets of the Trust.

         Term of the 1996 Plan; Amendment. The 1996 Plan will terminate on December 5, 2006, ten years from the date the 1996 Plan was adopted by the Board of Trustees. Any options outstanding after the termination of the 1996 Plan will remain in effect in accordance with their terms. The Board of Directors may amend the 1996 Plan, except that the Board may not without consent of an optionee affect the optionee's rights under a previously granted option and shareholder approval must be sought if required under Section 422 of the Code.


FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. An optionee will not realize taxable compensation income upon the grant of an incentive stock option under the 1996 Plan. In addition, an optionee will not realize taxable compensation income upon the exercise of an incentive stock option if the optionee holds the Beneficial Shares acquired until at least one year after exercise and, if later, until two years after the date of grant of the option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires Beneficial Shares through the exercise of an incentive stock option under the 1996 Plan and subsequently sells the Beneficial Shares after holding the shares for the period described above, the gain which is the difference between the sale price of the Beneficial Shares and the option exercise prices will be taxed as capital gain. The gain will not be treated as compensation income except when the holding period requirements discussed above are not satisfied.

         An incentive stock option does not entitle the Trust to an income tax deduction except to the extent that an optionee realizes compensation income therefrom.

         Non-Statutory   Options.   An  optionee   will  not   realize   taxable
compensation income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable compensation income at that time equal to the difference between the option price and the fair market value of the Beneficial Shares on the date of exercise. If, however, an optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act")(i.e. the optionee is an officer, director or ten percent shareholder of the Trust) and the option does not fall within the exemption provided by Section 16(b), the optionee will not realize taxable compensation income until six months after he or she exercises the nonstatutory stock option. In such event, the amount of the optionee's compensation income will equal the difference between the option price and the fair market value of the stock on the date immediately preceding the sixth month anniversary of the date of exercise. An optionee who is subject to Section 16(b) may, however, elect to be fully taxed at the time the optionee exercises his or her nonstatutory stock option in the same manner as an optionee who is not subject to Section 16(b).

         An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the 1996 Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gains.

         Any compensation income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Trust as a deduction at the time it is realized by the optionee.








               APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         The Board of Trustees is seeking the appointment of Ernst & Young LLP as independent auditors to audit the books, records and accounts of the Trust for the fiscal year ending September 30, 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to questions of the Trust's shareholders.

         If the Trust's shareholders do not approve of the appointment of Ernst & Young LLP, the selection of independent auditors will be made by the Board of Trustees.

         The Board of Trustees recommends a vote "FOR" the appointment of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending September 30, 1997.


                                   GENERAL


         Management of the Trust does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such voting matters is conferred by such proxies upon the persons voting them. The expenses in connection with the solicitation of the accompanying form of proxy, including the cost of preparing, printing and mailing the notice of meeting, form or proxy and Proxy Statement, have been or will be borne by the Trust.


                           SHAREHOLDER PROPOSALS


         The annual meeting of the Trust for the year ending September 30, 1997 is scheduled to be held in March 1998. In order to have any proposal to be presented by a shareholder at such meeting included in the Trust's proxy statement and form or proxy relating to the meeting, the proposal must be received by the Trust not later than September 30, 1997.

                                      By order of the Board of Trustees

                                      Simeon Brinberg, Secretary

Dated:  January 27, 1997

                                 EXHIBIT A
                              BRT REALTY TRUST
                          1996 STOCK OPTION PLAN


1.                Purpose.
                  -------
                  The purpose of this plan (the "Plan") is to secure for BRT Realty Trust (the "Trust") and its shareholders the benefits arising from ownership of shares of Beneficial Interest, $3.00 par value ("Beneficial Shares") by employees, officers and trustees of, and consultants or advisors to, the Trust who are expected to contribute to the Trust's future growth and success. Except where the context otherwise requires, the term "Trust" shall include all present and future subsidiaries of the Trust as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.                Type of Options and Administration.
                  ----------------------------------
                  (a) Types of  Options.  Options  granted  pursuant to the Plan
                      -----------------
shall be authorized by action of the Board of Trustees of the Trust and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

                  (b) Administration. The Plan will be administered by the Audit
                      --------------
and Compensation Committee (the "Committee") of the Board of Trustees of the Trust (or any successor committee), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Trustees shall be liable for any action or determination under the Plan made in good faith. Subject to adjustment as provided in Section 15 below, the aggregate number of Beneficial Shares that may be granted to any person in a calendar year shall not exceed 50,000 Beneficial Shares.

                  (c) Applicability of Rule 16b-3.  Those provisions of the Plan
                      ---------------------------
which make express reference to Rule 16b-3 shall apply to the Trust only at such time as the Trust's Beneficial Shares are registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.                Eligibility.
                  -----------
                  (a) General. Options may be granted to persons who are, at the
                      -------
time of grant, employees, officers or trustees of, or consultants or advisors to, the Trust or any subsidiaries of the Trust as defined in Sections 424(e) and 424(f) of the Code ("Participants") provided, that Incentive Stock Options may
                                     --------
only be granted to individuals who are employees of the Trust (within the meaning of Section 3401(c) of the Code). Subject to the limitation contained in
Section 2(b) above. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Trustees shall so determine.

                  (b) Grant of Options to Reporting Persons.  The selection of a
                      -------------------------------------
trustee (the equivalent of a director) or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Trustees, or (ii) by a committee consisting solely of two or more trustees having full authority to act in the matter, each of whom shall be a "Non-Employee Trustee" . For the purposes of the Plan, a Trustee shall be deemed to be a "Non-Employee Trustee" only if such person qualifies as a "Non-Employee Trustee" as such term is defined in Rule 16b-3, as such term is interpreted from time to time. If at least two of the members of the Board of Trustees do not qualify as a "Non-Employee Trustee" within the meaning of Rule 16b-3, as such term is interpreted from time to time, then the granting of options to officers and directors who are Reporting Persons under the Plan shall not be determined in accordance with this Section 3(b) but shall be determined in accordance with the other provisions of the Plan.

4.                Stock Subject to Plan.
                  ---------------------
                  The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Beneficial Shares. Subject to adjustment as provided in Section 15 below, the maximum number of Beneficial Shares of the Trust which may be issued and sold under the Plan is 750,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.                Forms of Option Agreements.
                  --------------------------
                  As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Trustees or the Committee. Such option agreements may differ among recipients.

6.                Purchase Price.
                  --------------
                  (a) General. The purchase price per share of stock deliverable
                      -------
upon the exercise of an option shall be determined by the Board of Trustees at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of Beneficial Shares as of a specified date for the purposes of the Plan shall mean the closing price of a Beneficial Share on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the day as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of Beneficial Shares shall be determined in good faith by the Board of Trustees. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

                  (b) Payment of Purchase Price.  Options granted under the Plan
                      -------------------------
may provide for the payment of the exercise price by delivery of cash or a check to the order of the Trust in an amount equal to the exercise price of such options, or by any other means which the Committee determines is consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

7.                Option Period.
                  -------------
                  Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Trustees and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.                Exercise of Options.
                  -------------------
                  Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Trustees may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9.                Transferability of Options.
                  --------------------------
                  Incentive Stock Options granted under the Plan shall not be assignable in whole or in part except by will or by the laws of descent and distribution. Options granted under this Plan which are non-statutory options shall be assignable or otherwise transferable by the optionee in whole or in part (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in the Code, (iii) pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder,
(iv) to the spouse, children, grandchildren or parents of the optionee

("Qualifying Relatives") or any trust created or existing for the benefit of the optionee and/or one or more Qualifying Relatives, or (v) to any partnership or limited liability company in which the optionee and/or one or more Qualifying Relatives is a partner or member. The Board of Trustees or the Committee, in their discretion, may permit the transfer of options granted under the Plan to other persons or entities, provided that Incentive Stock Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

                  In the event an optionee dies during his employment by the Trust or any of its subsidiaries, or during the three-month period following the date of termination of such employment, the option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators or by any assignee or transferee to the extent to which such option was exercisable at the time of the optionee's death during the periods set forth in Section 10 or 11(d).

10.               Effect of Termination of Employment or Other Relationship.
                  ---------------------------------------------------------
                  Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Committee at the date of grant of an Option, and subject to the provisions of the Plan, an optionee (or any permitted assignee or transferee of an option granted hereunder), may exercise an option at any time within three months following the termination of the optionee's employment or other relationship with the Trust or within one (1) year if such termination was due to the death or disability of the optionee but, except in the case of the optionee's death, no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire for all purposes and with respect to any assignee or transferee immediately upon such termination. The Board of Trustees shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee and any assignee or transferee of any option granted hereunder.

11.               Incentive Stock Options.
                  -----------------------
                  Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                  (a) Express Designation.  All Incentive Stock Options granted
                      -------------------
under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                  (b) 10% Shareholder.  If any person to whom an Incentive Stock
                      ---------------
Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Trust (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                         (i) The purchase price per Beneficial Shares subject to
                  such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one Beneficial Share at the time of grant; and

                        (ii) the option exercise period shall not exceed five
                  years from the date of grant.

                  (c)  Dollar  Limitation.  For so long  as the  Code  shall  so
                       ------------------
provide, options granted under the Plan (and any other incentive stock option plans of the Trust) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for Beneficial Shares with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

                  (d)  Termination  of  Employment,   Death  or  Disability.  No
                       ---------------------------
Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Trust, except that:

                         (i) an Incentive  Stock Option may be exercised  within
                  the period of three months after the date the optionee ceases to be an employee of the Trust (or within such lesser period as may be specified in the applica ble option agreement), provided, that the agreement with respect to such option may
                  --------
                  designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                        (ii) if the  optionee  dies  while in the  employ of the
                  Trust, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                       (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Trust, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.               Additional Provisions.
                  ---------------------
                  (a) Additional Option Provisions. The Board of Trustees or the
                      ----------------------------
Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, repurchase rights, rights of first refusal, or such other provisions as shall be determined by the Board of Trustees or the Committee as the case may be; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                  (b) Acceleration,  Extension,  Etc. The Board of Trustees may,
                      ------------------------------
in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

13.               General Restrictions.
                  --------------------

                                                        -9



                  (a)  Investment  Representations.  The Trust may  require  any
                       ---------------------------
person to whom an Option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Trust to the effect that such person is acquiring the Beneficial Shares subject to the option, for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Trust deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (b)  Compliance  With  Securities  Law.  Each Option  shall be
                       ---------------------------------
subject to the requirement that if, at any time, counsel to the Trust shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Trustees. Nothing herein shall be deemed to require the Trust to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.               Rights as a Stockholder.
                  -----------------------
                  The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.               Adjustment Provisions for Recapitalizations, Reorganizations
                  ------------------------------------------------------------
                  and Related Transactions.
                  ------------------------
                  (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Beneficial Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Trust, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such Beneficial Shares or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

                  (b)  Reorganization,  Merger  and  Related  Transactions.  All
                       ---------------------------------------------------
outstanding Options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event, whether or not such Options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

                                    (i) the date on which Beneficial  Shares are
                  first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Trust, any Subsidiary, any employee benefit plan of the Trust or of any Subsidiary or any entity holding Beneficial Shares or other securities of the Trust for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Trust and regardless of the number of shares purchased pursuant to such offer;

                                    (ii) the date the Trust  acquires  knowledge
                  that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Trust, any Subsidiary, any employee benefit plan of the Trust or of any Subsidiary or any entity holding Beneficial Shares or other securities of the Trust for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Trust entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all shareholders of the Trust would be entitled if the election of the Board of Trustees were an election held on such date;

                                    (iii) the  date,  during  any  period of two
                  consecutive years, when individuals who at the beginning of such period constitute the Board of Trustees of the Trust cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Trust, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; and

                                    (iv)   the   date   of   approval   by   the
                  stockholders of the Trust of an agreement (a "reorganization agreement") providing for:

                                    (A) The merger or consolidation of the Trust
                  with another corporation or real estate investment trust where the stockholders of the Trust, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the entity issuing cash or securities in the merger or consolidation entitling such shareholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors or where the members of the Board of Trustees of the Trust, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors or Board of Trustees of the entity issuing cash or securities in the merger or consolidation; or

                                    (B) The sale or other  disposition of all or
                  substantially all the assets of the Trust.

                  (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Trustees or the Committee, whose determina tion as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.               Merger, Consolidation, Asset Sale, Liquidation, etc.
                  ---------------------------------------------------
                  (a) General. In the event of any sale, merger, transfer or acquisition of the Trust or substantially all of the assets of the Trust in which the Trust is not the surviving entity, and provided that after the Trust shall have requested the acquiring or succeeding entity (or an affiliate thereof), that equivalent options shall be substituted and such successor entity shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon expiration of such notice.

                  (b) Substitute Options.  The Trust may grant options under the
                      ------------------
Plan in substitution for options held by employees of another entity who become employees of the Trust, or a subsidiary of the Trust, as the result of a merger or consolidation of the employing entity with the Trust or a subsidiary of the Trust, or as a result of the acquisition by the Trust, or one of its subsidiaries, of property or stock of the employing entity. The Trust may direct that substitute options be granted on such terms and conditions as the Board of Trustees considers appropriate in the circumstances.

17.               No Special Employment Rights.
                  ----------------------------
                  Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Trust or interfere in any way with the right of the Trust at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.               Other Employee Benefits.
                  -----------------------
                  Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Trustees.

19.               Amendment of the Plan.
                  ---------------------
                  (a) The Board of Trustees may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if at any time the approval of the stockholders of the Trust is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Trustees may not effect such modification or amendment without such approval.

                  (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Trustees may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Trustees shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20.               Withholding.
                  -----------
                  (a) The Trust shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Trust, which may be withheld by the Trust in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Trust to withhold Beneficial Shares otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Trust Beneficial Shares already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with Beneficial Shares which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

                  (b) The acceptance of Beneficial Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Trust if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Trust, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Trust's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Trust at the time of such disposition.

                  (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of
Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.               Cancellation and New Grant of Options, Etc.
                  -------------------------------------------
                  The Board of Trustees shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.               Effective Date and Duration of the Plan.
                  ----------------------------------------
                  (a)  Effective  Date.  The Plan shall  become  effective  when
                       ---------------
adopted by the Board of Trustees, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Trust's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Trustees; amendments requiring shareholder approval (as provided in Section 21) shall become effective when adopted by the Board of Trustees, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Trust to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Trust's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Trust to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                  (b) Termination.  Unless sooner  terminated in accordance with
                      -----------
Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Trustees, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the

Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.               Governing Law.
                  -------------
                  The provisions of this Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  Adopted by the Board of Trustees on December 6, 1996

BRT REALTY TRUST
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 21, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints FREDRIC H. GOULD, JEFFREY A. GOULD and SIMEON BRINBERG, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Beneficial Interest, $3.00 par value per share of BRT Realty Trust held of record by the undersigned on January 20, 1997 at the Annual Meeting of Shareholders to be held on March 21, 1997 or any adjournments thereof.

                           1.  Election of Class I Trustees
                               /  / FOR ALL NOMINEES /  / WITHHOLD ALL NOMINEES
                               Nominees: Patrick J. Callan, Jeffrey A. Gould
                               /  / INSTRUCTIONS:  To withhold  authority to
                               vote for any  individual  nominee,  place an
                               "X" in the box on the left and strike a line
                               through the nominee's name listed above.
FOR  AGAINST  ABSTAIN
/  /  /  /     /  /       2.   Approval of the Trust's 1996 Stock Option Plan
                               and reservation of 750,000 shares of Beneficial
                               Interest for issuance thereunder.
FOR  AGAINST  ABSTAIN
/  /  /  /    /  /        3.   Appointment of Ernst & Young LLP as independent
                               auditors for the fiscal year ending September
                               30, 1997.

                           4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed hereby by the undersigned shareholder.


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

            DATED:_______________________________, 1997
            _____________________________________  L.S.
            _____________________________________  L.S.
            (NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
            APPEARS       HEREON.        EXECUTORS,
            ADMINISTRATORS,  TRUSTEES, ETC.  SHOULD
            INDICATE WHEN SIGNING,GIVING FULL TITLE
            AS SUCH. IF SIGNER  IS  A  CORPORATION,
            EXECUTE IN  FULL   CORPORATE  NAME   BY
            AUTHORIZED OFFICER.   IF SHARES HELD IN
            THE NAME OF TWO OR  MORE  PERSONS,  ALL
            SHOULD SIGN.)